UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Rule 14a-101)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Syniverse Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Syniverse Granted Early Termination of HSR Waiting Period For Proposed Merger

with Affiliate of The Carlyle Group

TAMPA, Fla. – Nov. 30, 2010 – Syniverse Holdings, Inc. (NYSE:SVR), a leading provider of technology and business solutions for the global telecommunications industry, has been informed that the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice have granted early termination of the waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger between Syniverse and an affiliate of The Carlyle Group, a global alternative asset manager.

Under terms of the merger agreement announced October 28, 2010, investment funds affiliated with Carlyle will acquire all of the outstanding common shares of Syniverse for $31.00 per share in cash. The transaction remains subject to antitrust clearance in certain foreign jurisdictions, approval of the Federal Communications Commission and approval of Syniverse stockholders, as well as other customary closing conditions, and is expected to close in the first quarter of 2011.

About Syniverse

Syniverse Technologies (NYSE:SVR) makes mobile work for more than 800 mobile operators, cable and Internet providers, and enterprises in over 160 countries. With unmatched expertise and more than 20 years simplifying the complexities of roaming, messaging and networking, Syniverse serves as the force at the center of the mobile communications universe, keeping people connected today and forging new connections for tomorrow. Nobody knows mobile like Syniverse. For more information, visit www.syniverse.com, follow Syniverse on Twitter or find Syniverse on Facebook.

Forward-Looking Statements

We have made forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in this report. The words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results, performance and achievements, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that have been, or will be, instituted against the Company related to the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the Securities and Exchange Commission (the “SEC”).

Although we presently believe that the plans, expectations and results expressed in or suggested by the forward-looking statements are reasonable, all forward-looking statements are inherently subjective, uncertain and subject to change, as they involve substantial risks and uncertainties beyond our control. New factors emerge from time to time, and it is not possible for us to predict the nature, or assess the potential impact, of each new factor on our business. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements. We undertake no obligation to update or revise any of our forward-looking statements for events or circumstances that arise after the statement is made, except as otherwise may be required by law. This list of risks and uncertainties, however, is only a summary of some of the most important factors and is not intended to be exhaustive. Additional information regarding risk factors that may affect us is included under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequently filed quarterly reports on Form 10-Q.

Additional Information and Where to Find It

In connection with the proposed merger, Syniverse Holdings, Inc. (the “Company”) filed a preliminary proxy statement with the SEC on November 18, 2010. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders can obtain, without charge, a copy of the preliminary proxy statement and the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Syniverse Holdings, Inc., 8125 Highwoods Palm Way, Tampa, Florida 33647, attn: Corporate Secretary, or from the Company’s website, http://www.syniverse.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of stockholders, which was filed with the SEC on April 5, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the preliminary proxy statement filed with the SEC on November 18, 2010, the definitive proxy statement (when available) and other relevant documents regarding the proposed merger, when filed with the SEC.

For more information:

Jim Huseby

Syniverse Investor Relations

+1 813.637.5000

Bobby Eagle

Syniverse Public Relations

+1 813.637.5050

bobby.eagle@syniverse.com

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